INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2019
Intangible assets other than goodwill [abstract]
Disclosure of intangible assets [text block]
INTANGIBLE ASSETS
The following table presents the breakdown of, and changes to, the balance of the company’s intangible assets:

	Cost		Accumulated Amortization and Impairment		Total
AS AT AND FOR THE YEARS ENDED DEC. 31 (MILLIONS)	2019	2018	2019	2018	2019	2018
Balance, beginning of year	$20,304	$15,251	$(1,542)	$(1,009)	$18,762	$14,242
Additions[1]	445	288	—	—	445	288
Disposals	(499)	(22)	132	16	(367)	(6)
Acquisitions through business combinations	10,333	6,590	—	—	10,333	6,590
Amortization	—	—	(1,141)	(659)	(1,141)	(659)
Foreign currency translation	(351)	(1,803)	29	110	(322)	(1,693)
Balance, end of year	$30,232	$20,304	$(2,522)	$(1,542)	$27,710	$18,762

1.	Includes assets sold and amounts reclassified to held for sale.
The following table presents intangible assets by geography:

AS AT DEC. 31 (MILLIONS)	2019	2018
Brazil	$6,413	$6,270
United States	6,826	2,986
Canada	2,263	2,051
Mexico	1,200	—
Australia	1,985	1,873
United Kingdom	2,637	1,860
Europe	2,090	144
Peru	1,161	1,118
Chile	814	928
India	1,045	843
Other	1,276	689
	$27,710	$18,762

Intangible assets are allocated to the following operating segments:

AS AT DEC. 31 (MILLIONS)	Note	2019	2018
Infrastructure	(a)	$14,388	$11,641
Private equity	(b)	11,650	5,523
Real estate	(c)	1,301	1,179
Renewable power and other		371	419
		$27,710	$18,762

a)	Infrastructure
The intangible assets in our Infrastructure segment are primarily related to:

•
Concession arrangements of $3.9 billion (2018 – $4.2 billion) at the company’s Brazilian regulated gas transmission operation that provide the right to charge a tariff over the term of the agreements. The agreements have an expiration date between 2039 and 2041, which is the basis for the company’s determination of its remaining useful life. Upon expiry of the agreements, the asset shall be returned to the government and the concession will be subject to a public bidding process.

•
Customer relationships, operating network agreements and track access rights of $2.0 billion (2018 – $nil) in our North American rail operations. These intangible assets are amortized straight-line over 10 to 20 years.

•
Access agreements of $1.8 billion (2018 – $1.8 billion) with the users of the company’s Australian regulated terminal which are 100% take-or-pay contracts at a designated tariff rate based on the asset value. The access arrangements have an expiration date of 2051 and the company has an option to extend the arrangement an additional 49 years. The aggregate duration of the arrangements and the extension option represents the remaining useful life.

•
Concession arrangements totaling $2.7 billion (2018 – $2.9 billion) relating to the company’s Peruvian, Chilean and Indian toll roads which provide the right to charge a tariff to users of the roads over the terms of the concessions. The Chilean and Peruvian concessions have expiration dates of 2033 and 2043 while the Indian concessions have expiration dates of 2026, 2040 and 2041. The company uses these expiration dates as a basis for determining the assets’ remaining useful lives.

•
Contractual customer relationships, customer contracts and proprietary technology of $1.4 billion (2018 – $1.4 billion) at the company’s North American residential energy infrastructure operations. These assets are amortized straight line over 10 to 20 years.

•
Indefinite life intangible assets of $667 million (2018 – $653 million). The increase from 2018 is primarily attributable to the brand value at our recently acquired North American residential energy infrastructure operations.

b)	Private Equity
The intangible assets in our Private Equity segment are primarily related to:

•
Customer relationships of $5.3 billion (2018 – $969 million). The increase from 2018 is primarily attributable to customer relationships acquired through our acquisition of Clarios. The customer relationships acquired is assessed to have a useful life of up to 16 years.

•
Water and sewage concession agreements, the majority of which are arrangements with municipal governments across Brazil, of $1.8 billion (2018 – $1.8 billion). The concession agreements provide the company the right to charge fees to users over the terms of the agreements in exchange for water treatment services, ongoing and regular maintenance work on water distribution assets and improvements to the water treatment and distribution systems. The concession agreements have expiration dates that range from 2037 to 2055 which is the basis for the company’s determination of its remaining useful life. Upon expiry of the agreements, the assets shall be returned to the government.

•
Computer software, patents, trademarks and proprietary technology of $3.2 billion (2018 – $2.1 billion). The increase from 2018 is primarily attributable to proprietary technology acquired from Clarios. The proprietary technology has the potential to provide competitive advantages and product differentiation and is assessed to have a useful life of 20 years.

c)	Real Estate
The company’s intangible assets in its Real Estate segment are primarily attributable to indefinite life trademarks associated with its hospitality assets, Center Parcs U.K. and Atlantis. The Center Parcs and Atlantis trademark assets have been determined to have an indefinite useful life as the company has the legal right to operate these trademarks exclusively in certain territories and in perpetuity. The business models of Center Parcs and Atlantis are not subject to technological obsolescence or commercial innovations in any material way.
Inputs Used to Determine Recoverable Amounts of Intangible Assets
We test finite life intangible assets for impairment when an impairment indicator is identified. Indefinite life intangible assets are tested for impairment annually. We use a discounted cash flow valuation to determine the recoverable amount and consider the following significant unobservable inputs as part of our valuation:

Valuation Technique	Significant Unobservable Input(s)	Relationship of Unobservable Input(s) to Fair Value	Mitigating Factor(s)
Discounted cash flow models	• Future cash flows	• Increases (decreases) in future cash flows increase (decrease) the recoverable amount	• Increases (decreases) in cash flows tend to be accompanied by increases (decreases) in discount rates that may offset changes in recoverable amounts from cash flows
	• Discount rate	• Increases (decreases) in discount rate decrease (increase) the recoverable amount	• Increases (decreases) in discount rates tend to be accompanied by increases (decreases) in cash flows that may offset changes in recoverable amounts from discount rates
	• Terminal capitalization rate	• Increases (decreases) in terminal capitalization rate decrease (increase) the recoverable amount	• Increases (decreases) in terminal capitalization rates tend to be accompanied by increases (decreases) in cash flows that may offset changes in recoverable amounts from terminal capitalization rates
	• Exit date	• Increases (decreases) in the exit date decrease (increase) the recoverable amount	• Increases (decreases) in the exit date tend to be the result of changing cash flow profiles that may result in higher (lower) growth in cash flows prior to stabilizing in the terminal year